TRADE AND OTHER PAYABLES (Tables)	12 Months Ended
Dec. 31, 2018
TRADE AND OTHER PAYABLES
Schedule of Trade and Other Payables

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Figures in million - SA rand	2018	2017	2016
Trade creditors	2,200.0	1,728.1	1,121.3
Accruals and other creditors	2,952.7	2,380.6	1,971.4
Other	85.7	167.7	109.4
Financial liabilities	5,238.4	4,276.4	3,202.1
Payroll creditors	1,465.3	1,253.5	867.7
Leave pay accrual	1,152.6	1,160.5	1,110.7
Total trade and other payables	7,856.3	6,690.4	5,180.5